Exhibit 10.29

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENTS OF SOLICITATION/ MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE SEE BLOCK 16C	4 REQUISITION / PURCHASE REQ. NO. OS268645		5. PROJECT NO (If applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6) CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No, street, county, State and ZIP Code) OUTSET MEDICAL, INC 1261480 Attn: Jamie Lewis OUTSET MEDICAL, INC. 1830 BERING DR SAN JOSE CA 951124212		(x)	9A AMENDMENT OF SOLICITATION
9B DATE (SEE ITEM 11)
CODE 1261480	FACILITY CODE	X	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00077
10B. DATED (SEE ITEM 13) 09/26/2019
11 THIS ITEM ONLY APPLIE TO ADMENMENTS OF SOLICITATIONS

☒     The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                 ☐ is extended,                     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:  (a) By completing Items 8 and 15,

and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE

RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment,

and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: [***] See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-1 Changes - Fixed Price
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return copies to the issuing office.

14.     DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:       20-0514392

DUNS Number:        788744477

The purpose of this modification is to add additional funding and allow for continued services under CLINs [***]  as part of the ongoing COVID-19 response and as detailed in the accounting data below.                  Total funding for this contract is hereby increased by [***].  Vendor is to deliver support to an additional [***] for an additional [***] in accordance with their proposal dated October 20, 2020.

Period of Performance: [***]

Change Item 4 to read as follows(amount shown is

Continued..

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Jamie Lewis	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Caleb W. Owen
15B. CONTRACTOR/OFFEROR /s/ Jamie Lewis (Signature of person author zed to sign)	15C. DATE SIGNED 11/25/2020	16B. UNITED STATES OF AMERICA ?s/ Caleb W. Owen -S Digitally signed by Caleb W. Owen –S Date: 2020.11.25 14:35:18 -05’00’ (Signature of Contracting Officer)		16C. DATE SIGNED 11/25/2020

STANDARD FORM 30 (REV.  11/2016)

Prescribed by GSA FAR (48 CFR) 53.243

*Portions of this exhibit have been excluded because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00077/P00002				PAGE OF
					2	2
NAME OF OFFEROR OR CONTRACTOR OUTSET MEDICAL, INC 1261480
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT D)	UNIT PRICE (E)	AMOUNT (F)
		:			[***] [***] [***]
4 5 6

the obligated amount):

Training for Healthcare Providers and Technical support

Accounting Info:

2020. [***] Appr.  Yr.:  2020 CAN: [***]

Object Class: [***]

Funded: [***]

Accounting Info:

2021. [***] Appr.  Yr.:  2021 CAN: [***]

Object Class: [***]

Funded: [***]

Change Item 5 to read as follows(amount shown is

the obligated amount):

Field Maintenance

Accounting Info:

2020. [***] Appr.  Yr.:  2020 CAN: [***]

Object Class: [***]

Funded: [***]

Accounting Info:

2021. [***] Appr.  Yr.:  2021 CAN: [***]

Object Class: [***]

Funded: [***]

Change Item 6 to read as follows(amount shown is

the obligated amount):

Short term deployment contingency

Accounting Info:

2020. [***] Appr.  Yr.:  2020 CAN: [***]

Object Class: [***]

Funded: [***]

Accounting Info:

2021. [***] Appr.  Yr.:  2021 CAN: [***]

Object Class: [***]

Funded: [***]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110